UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2019
Mammoth Energy Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware		32-0498321
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)
001-37917
(Commission File Number)
14201 Caliber Drive Suite 300 Oklahoma City, Oklahoma		73134
(Address of principal executive offices)		(Zip Code)
(405) 608-6007
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Title of each class of securities	Name of each exchange on which registered	Ticker Symbol
Common Stock, par value $0.01 per share	The Nasdaq Global Select Market	TUSK

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 5, 2019, Mammoth Energy Services, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) at Four Points Sheraton Quail Springs, 3117 NW 137th Street, Oklahoma City, Oklahoma. At the Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2019. The following is a brief description of each matter voted upon and the results of such voting, including the number of votes cast for each matter and the number of votes cast against, votes withheld, abstentions and broker non-votes, if applicable, with respect to each matter.

Proposal 1

Marc McCarthy, Arty Straehla, Arthur Amron, Paul Heerwagen, James Palm, Matthew Ross and Arthur Smith were elected to continue to serve as the Company’s directors until the 2020 Annual Meeting of Stockholders and until their respective successors are elected. The results of the vote on Proposal 1 were as follows:

Name of Nominee	For	Withheld	Non-Votes
Marc McCarthy	24,471,469	8,016,486	1,208,924
Arty Straehla	26,258,897	6,229,058	1,208,924
Arthur Amron	27,158,152	5,329,803	1,208,924
Paul Heerwagen	26,292,829	6,195,126	1,208,924
James Palm	26,418,916	6,069,039	1,208,924
Matthew Ross	26,478,399	6,009,556	1,208,924
Arthur Smith	25,914,018	6,573,937	1,208,924

Proposal 2

The Company's stockholders approved, on an advisory basis, the compensation paid to the Company's named executive officers. The results of the vote on Proposal 2 were as follows:

For	Against	Abstain	Non-Votes
31,866,877	619,725	1,353	1,208,924

Proposal 3

Consistent with the recommendation of the Company’s Board of Directors, the Company’s stockholders voted, on an advisory basis, in favor of holding a future advisory stockholder vote to approve the Company’s executive compensation on an annual basis. The results of the vote on Proposal 3 were as follows:

1 Year	2 Years	3 Years	Abstain	Non-Votes
32,447,964	3,568	36,013	410	1,208,924

In light of these results, the Company’s Board of Directors determined that the Company will hold an advisory vote on executive compensation every year. The Company will re-evaluate this determination in connection with its next stockholder advisory vote regarding the frequency of future advisory votes on executive compensation, which shall be no later than the Company’s annual meeting of stockholders in 2025.

Proposal 4

The appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending December 31, 2019 was ratified. The results of the vote on Proposal 4 were as follows:

For	Against	Abstain	Non-Votes
33,685,737	8,370	2,772	—

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAMMOTH ENERGY SERVICES, INC.
Date:	June 7, 2019	By:	/s/ Mark Layton
Mark Layton
Chief Financial Officer and Secretary